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UBS Liquid Assets Fund
Supplement to the Prospectus
dated August 28, 2007

March 12, 2008

Dear Investor:

UBS Liquid Assets Fund is now available for purchases by an additional class of investors.

UBS Fiduciary Trust Company Collective Investment Trust Portfolios may now buy shares of the fund.

As a result, the first full paragraph on the cover of the prospectus is revised to read as follows:

"This prospectus offers shares of a money market fund primarily to eligible benefit plans that participate in certain UBS Financial Services Inc. investment programs and that have arrangements with UBS Global Asset Management (Americas) Inc. or an affiliate to serve as investment manager for the client or investment program. In addition, the fund is available to UBS Fiduciary Trust Company Collective Investment Trust Portfolios for Employee Benefit Plans."

Also, pages 8 and 9 of the prospectus are revised by adding the following at the end of the sections captioned "Buying shares" and "Benefit plans eligible to buy fund shares," respectively: "In addition to the programs named above, fund shares are available for purchase by UBS Fiduciary Trust Company Collective Investment Trust Portfolios for Employee Benefit Plans."

ZS334

UBS Global Asset Management (Americas) Inc. is a subsidiary of UBS AG